NICOR Inc.
                                                                Form S-8
                                                                Exhibit 23.01







                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 28, 1997, included in the NICOR Inc. Annual Report on Form 10-K for the year ended December 31, 1996.



                                       ARTHUR ANDERSEN LLP
                                       Arthur Andersen LLP


Chicago, Illinois
June 4, 1997